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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 30, 2000
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                                 WRP Corporation
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             (Exact name of registrant as specified in its charter)


    Maryland                        0-17458                  73-1326131
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(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)             Identification
incorporation)                                                Number)


500 Park Boulevard, Suite 1260, Itasca, Illinois               60143
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (630) 285-9191
                                                    ----------------------------


     N/A
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(Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         WRP Corporation (the "Company") announced that Edward J. Marteka, the Company's President, resigned effective November 30, 2000. Mr. Marteka remains a director of the Company. Neil Kosterman has been appointed President, effective December 1, 2000.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         WRP Corporation
                                         (Registrant)



DATE: December 6, 2000                   By:      /s/ Kenneth Ling
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                                         Name:    Kenneth Ling
                                         Title:   Chief Financial Officer






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EXHIBITS

         99.   ADDITIONAL EXHIBITS.

               1.   Press Release dated December 1, 2000.




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